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                                                                    EXHIBIT 99.1

                             APPLIED MATERIALS, INC.
                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this quarterly report on Form 10-Q of Applied Materials, Inc. for the period ended April 27, 2003, I, Michael R. Splinter, President and Chief Executive Officer of Applied Materials, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. this Form 10-Q for the period ended April 27, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         1. the information contained in this Form 10-Q for the period ended April 27, 2003 fairly presents, in all material respects, the financial condition and results of operations of Applied Materials, Inc. for the periods presented therein.

Date: June 11, 2003
                                                       /S/ MICHAEL R. SPLINTER
                                                       -------------------------

                                                       Michael R. Splinter
                                                       President and
                                                       Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Applied Materials, Inc. and will be retained by Applied Materials, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.